UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 - May 31, 2011

Item 1. Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

SEMI-ANNUAL REPORT 2011

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Shareholder Letter

MAY 31, 2011 (unaudited)

Introduction

We are pleased to present this Semi-Annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2011 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Six-Month Period Ended May 31, 2011(1)	Total Return (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	15.75
Macquarie Global Infrastructure Total Return Fund – Market Price	16.35
Macquarie Global Infrastructure Index(3) (“MGII”)	11.24
MSCI Net World USD Total Return(4)	14.85

There were a number of drivers of the Fund’s positive return during the Period:

•	The strong performance of transportation infrastructure stocks;

•	The consistent positive performance of Pipelines stocks;

•	The strong performance of regulated utility entities;

•	The weakness of the U.S. Dollar against major currencies, particularly the Euro, the Australian Dollar, the Canadian Dollar, and the British Pound, had a net positive effect as the Fund had significant exposure to these currencies; and

•	The Fund’s leverage which magnified the Fund’s positive return as the cost of leverage was less than investment return.

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)

The Macquarie Global Infrastructure Index consists of approximately 249 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization after investability weighting of approximately $1.5 trillion as of May 31, 2011. The index return assumes reinvestment of dividends.

(4)	The MSCI World is a stock market index of 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

2

Let’s look at these reasons in further detail.

Transportation Infrastructure

The transport infrastructure sectors continued to benefit from volume growth over the Period and made a solid contribution to total return.

Among Toll Road stocks, the largest contributions came from Vinci in France, Abertis Infraestructuras in Spain, Atlantia in Italy, and Transurban in Australia. Vinci expanded its business after signing a 55 year concession contract to finance, design, build, operate and maintain the new Nantes region airport in France, together with the operation of two existing airports(5). Abertis benefited from expectations of further initiatives to realize value for shareholders, and on the announcement of a toll increase for 2011 on its Spanish roads. Atlantia delivered strong growth in 2010 and 1Q11 earnings driven by tariff increases and successful cost reduction. Transurban continued to report strong results.

The Airports subsector was buoyed by the steady rebound in passenger traffic. Airports Council International reported an increase in global passenger traffic of 7.1% year on year in January 2011, including 7.8% international growth and 6.5% domestic expansion. The International Air Transport Association also reported that world trade and leading indicators for business travel have been rising strongly and point to further gains in premium passenger numbers in the months ahead. The strongest performers were Aeroports de Paris, Grupo Aeroportuario del Sureste and Flughafen Zuerich.

Pipelines Sector

The Pipelines sector contributed meaningfully to the Fund’s total return for the Period, continuing the positive trend seen through 2010 as, in our view, investors seek the sector’s attractive yield in the current low interest rate environment. The top performers were TransCanada and Enbridge in Canada, and Spectra Energy and Williams Co in the U.S.

All four companies reported strong 1Q2011 operational results. TransCanada also successfully divested stakes in two US gas pipelines, and Williams Co sold an interest in the Gulfstream interstate gas pipeline system.

Regulated Utilities

There were also strong contributions from the utilities sectors, most notably from the regulated businesses, such as the Electricity Transmission and Electricity and Gas Distribution sectors.

The Electric Transmission sector posted strong positive returns, led by National Grid and Red Electrica. National Grid rallied after the UK

(5)	Source: Vinci

3

Shareholder Letter

MAY 31, 2011 (unaudited)

regulator announced an improved package of allowed returns for the regulatory cycle beginning in 2013. An increase in the regulated component of tariffs in Spain provided further confidence in the Spanish energy sector, which was viewed as a positive for Red Electrica.

The Electricity and Gas Distribution sector also contributed positively to the Fund’s return. Spark Infrastructure in Australia was up after a successful regulatory appeal to increase its regulated asset base which will result in increased earnings(6). The market also responded positively to the internalization of its management team which more closely aligns it with shareholders.

The integrated utilities were generally weak post the Fukushima nuclear accidents. In Germany, E.ON was weaker after it reported 1Q11 EBITDA down 23% due to lower wholesale prices in electricity generation and the beginning of the nuclear moratorium. PG&E in the U.S. also underperformed due to concerns of its nuclear exposure in California, and potential penalties for a recent pipeline explosion.

Weak U.S. Dollar

Other than with respect to EUR 18 million in leverage, the Fund is not hedged for currency. As a result, the significant fall in the U.S. Dollar made a material contribution to return during the Period. The

Australian Dollar, British Pounds, Canadian Dollar, and the Euro appreciated by 11%, 6%, 6%, and 10% respectively(7). Altogether, investments in these currencies comprised around 60% of the globally diversified portfolio’s security positions at the end of the Period.

Leverage

The Fund’s leverage contributed positively to NAV performance as it magnified the Fund’s positive return from the stronger equity prices.

As of May 31, 2011, the Fund had USD 60 million and EUR 18 million in leverage outstanding, and USD 40 million and EUR 2 million of available commitments. The Fund’s leverage was 18.5% of Total Assets, which is well within the limit outlined in the Fund’s Prospectus. To avoid magnifying our USD exposure due to leverage, we also borrowed in Euro to partially match the currency exposure of the investments with the currency of the borrowings.

As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Other Notable Contributors and Detractors

In what was a very strong half year, there was only one meaningful sector detractor from performance over the Period.

(6) Source: Spark Infrastructure

(7) Source: Bloomberg L.P.

4

The Diversified Infrastructure sector detracted due to the Fund’s position in Beijing Enterprises. The company underperformed due to concerns of a tariff freeze and earnings downgrades.

Performance Relative to the MGII

The Fund, which is not managed against any benchmark, outperformed its reference benchmark, the Macquarie Global Infrastructure Index (“MGII”).

The main contributors were the underweight in Electric Utility and stock selection and the overweight in Toll Roads and Electricity Transmission. The main detractors were stock selection in Diversified, Seaports and Pipelines. The Fund’s leverage also contributed to the size of the outperformance.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 44 global infrastructure stocks representing 15 countries and 12 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2011.

Rank	Stock	Country	Infrastructure Sector (8)	%(9)
1	Atlantia	Italy	Toll Roads	5.0
2	Vinci	France	Toll Roads	4.6
3	Spark Infrastructure Group	Australia	Electricity & Gas Distribution	4.5
4	PG&E	United States	Electric Utility	4.2
5	Asciano	Australia	Seaports	4.0
6	Aeroports de Paris	France	Airports	3.8
7	National Grid	United Kingdom	Electricity Transmission	3.6
8	GDF Suez	France	Electric Utility	3.5
9	Hamburger Hafen und Logistik	Germany	Seaports	3.5
10	Transcanada	Canada	Pipelines	3.4

(8)	Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification.
(9)	Based on Total Assets as defined in the Prospectus.

5

Shareholder Letter

MAY 31, 2011 (unaudited)

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2010(9)	% Point Change over Period	% of Fund on May 31, 2011(9)
United States	21.3	1.8	23.1
Australia	15.0	-2.8	12.2
France	12.8	-0.8	12.0
China	8.9	-0.1	8.8
United Kingdom	7.6	-0.9	6.7
Italy	5.8	0.7	6.5
Spain	5.1	-1.1	4.0
Canada	4.7	0.3	5.0
Germany	3.5	2.5	6.0
Japan	3.4	-0.7	2.7
Brazil	2.7	0.8	3.5
Luxembourg	2.0	0.6	2.6
Switzerland	1.7	–	1.7
South Korea	1.5	0.1	1.6
Mexico	1.3	1.0	2.3
Other Net Assets	2.7	-1.4	1.3

Infrastructure Sector(8)	% of Fund on November 30, 2010(8)(9)	% Point Change over Period	% of Fund on May 31, 2011(8)(9)
Toll Roads	20.5	-2.9	17.6
Electric Utility	17.6	4.6	22.2
Pipelines	12.8	-0.2	12.6
Seaports	9.6	0.8	10.4
Electricity Transmission	9.0	-2.4	6.6
Airports	8.7	2.3	11.0
Electricity and Gas Distribution	7.7	-0.7	7.0
Water	3.1	-1.0	2.1
Electricity Generation	2.3	-2.3	–
Communications	2.0	1.6	3.6
Diversified	2.0	0.4	2.4
Social Infrastructure	2.0	–	2.0
Rail / Other Transportation	–	1.2	1.2
Other Net Assets	2.7	-1.4	1.3

(8)	Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification.
(9)	Based on Total Assets as defined in the Prospectus.

6

Distributions

In each of December 2010 and March 2011, the Fund paid two regularly scheduled quarterly distributions of $0.18 per share totaling $0.36 per share.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2011, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2011.

Based on the Fund’s NAV of $21.91 and closing market price of $18.75 on May 31, 2011, the most recent $0.18 per share distribution represents an annualized distribution rate of 3.3% on NAV and 3.8% on market price, respectively.

Outlook

The global economy continues to grow, albeit at a more moderate pace, led by non-Japan Asia. The aftermath of the Japanese earthquake continues to have a significant adverse economic impact in Japan and, to a lesser extent, the US (due to supply disruptions). High commodity prices, continuing sovereign debt concerns in peripheral European economies and the need for tighter fiscal policy in a number of countries may temper global economic growth.

The need for investment in infrastructure as a way to encourage and sustain economic growth was highlighted during the Period. A report released by the Urban Land Institute and Ernst & Young (10) highlighted the under-investment in infrastructure globally, estimating that the United States alone needs to invest USD $2 trillion to repair roads, bridges, water lines and sewage systems. The report also reported that Africa needs USD $480bn to be spent on infrastructure in order to achieve its full potential in terms of economic development and stability.

President Obama’s budget proposal includes USD $550bn over the next six years for construction and maintenance of roads, bridges and rail. Included in the proposal is a National Infrastructure Bank to leverage private investment for infrastructure projects, with a USD $30bn initial allocation.

Greece added to its privatization program, consistent with our expectation of increased privatization of infrastructure as governments seek to restore their financial position.

(9)	Based on Total Assets as defined in the Prospectus.
(10)	Infrastructure 2011: A Strategic Priority - Urban Land Institute and Ernst & Young

7

Shareholder Letter

MAY 31, 2011 (unaudited)

The Fund holds what we believe are high quality income-generating stocks, diversified primarily across the transportation, utilities and pipelines sectors. The companies in the portfolio broadly continue to perform in line with our expectations, and we believe that the portfolio is well positioned to benefit from the several themes we have identified.

Board and Officer Changes

In January 2011, Charles Wheeler resigned from serving as a Director of the Fund and the Fund’s Board of Directors appointed Brad Frishberg to replace Mr. Wheeler as a Director of the Fund, effective January 18, 2011.

Also in January 2011, Richard Butt resigned from serving as the Fund’s Chief Financial Officer, Treasurer and Secretary, and the Fund’s Board of Directors appointed Meredith Meyer to serve as the Fund’s Chief Financial Officer and Treasurer and John Kim to serve as the Fund’s Chief Legal Officer and Secretary, each effective February 1, 2011.

In February 2011, Brett Byrd resigned from serving as the Fund’s Chief Compliance Officer and the

Fund’s Board of Directors appointed James Blake as the Fund’s Chief Compliance Officer, effective February 14, 2011.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/ or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Andrew Maple-Brown

Portfolio Manager

Brad Frishberg

Chief Executive Officer

8

Intentionally Left Blank Page

9

Schedule of Investments

MAY 31, 2011 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 115.84%
Australia - 15.05%
Asciano, Ltd.(1)	10,942,241	$18,460,030
MAp Group(1)	2,522,664	8,323,135
Spark Infrastructure Group(1)(6)	15,892,764	20,957,305
Transurban Group(1)	1,604,125	9,351,900
		57,092,370

Brazil - 4.35%
EDP Energias do Brasil SA(1)	396,800	9,468,876
LLX Logistica SA(1)(2)	2,363,600	7,055,970
		16,524,846

Canada - 6.12%
Enbridge, Inc.	219,746	7,364,559
TransCanada Corp.(3)	353,803	15,845,086
		23,209,645

China - 10.79%
Beijing Capital International	14,422,000	6,805,498
Airport Co., Ltd.(2)
Beijing Enterprises Holdings, Ltd.	2,231,500	11,362,148
Dalian Port PDA Co., Ltd.	17,854,000	6,542,575
Jiangsu Expressway Co., Ltd.	4,738,000	4,946,744
Zhejiang Expressway Co., Ltd.	14,364,609	11,303,517
		40,960,482

France - 14.68%
Aeroports de Paris	185,085	17,819,172
GDF Suez	448,130	16,483,714
Vinci SA(3)	331,350	21,379,342
		55,682,228

Germany - 7.38%
E.ON AG	406,099	11,533,450
Hamburger Hafen und Logistik AG(1)	343,823	16,456,875
		27,990,325

Italy - 7.95%
Atlantia SpA(1)	980,079	23,173,351
Enel SpA	1,019,964	7,007,409
		30,180,760

See Notes to Financial Statements.

10

Description	Shares	Value $

Japan - 3.27%
East Japan Railway Co.(3)	94,247	$5,480,687
Tokyo Gas Co., Ltd.	1,634,473	6,938,138
		12,418,825

Luxembourg - 3.24%
SES SA	457,116	12,298,215

Mexico - 2.79%
Grupo Aeroportuario del	1,368,706	5,601,297
Pacifico SA de CV - Class B
Grupo Aeroportuario del Sureste	83,118	4,996,223
SAB de CV - ADR
		10,597,520

South Korea - 1.96%
Korea Electric Power Corp.(2)	268,430	7,424,951

Spain - 4.87%
Abertis Infraestructuras SA	512,464	11,821,894
Red Electrica de Espana SA(1)	109,935	6,639,955
		18,461,849

Switzerland - 2.08%
Flughafen Zuerich AG(1)	17,650	7,884,453

United Kingdom - 8.24%
Centrica Plc	895,647	4,686,713
National Grid Plc	1,632,583	16,811,926
Severn Trent Plc(1)	391,860	9,759,435
		31,258,074

United States - 23.07%
American Electric Power Co., Inc.	239,000	9,129,800
American Tower Corp. - Class A(2)	78,100	4,332,988
Corrections Corp. of America(1)(2)	407,500	9,372,500
ITC Holdings Corp.(1)	100,679	7,278,085
NextEra Energy, Inc.(1)	235,000	13,618,250

See Notes to Financial Statements.

11

Schedule of Investments

MAY 31, 2011 (unaudited)

(Expressed in U.S. Dollars)

Description		Shares	Value $

United States - 23.07% (Continued)
PG&E Corp.(1)		455,800	$19,772,604
Southern Co.		226,400	9,074,112
Spectra Energy Corp.(1)		334,100	9,217,819
The Williams Cos., Inc.		183,100	5,747,509
			87,543,667

Total Common Stocks			439,528,210
(Cost $415,060,569)

MASTER LIMITED PARTNERSHIPS - 5.33%
United States - 5.33%
Energy Transfer Equity LP		111,072	4,680,574
Enterprise Products Partners LP(1)		206,378	8,593,580
Magellan Midstream Partners LP(1)		117,467	6,937,601
			20,211,755

Total Master Limited Partnerships			20,211,755
(Cost $17,115,553)

Description	7 Day Yield	Shares	Value$

SHORT TERM INVESTMENTS - 0.83%
Money Market Fund - 0.83%
Northern Institutional Government Select Portfolio	0.010%	3,155,954	3,155,954

Total Short Term Investments			3,155,954
(Cost $3,155,954)

Total Investments - 122.00%			462,895,919
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $435,332,076)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 5.90%
Invesco Short-Term Investments Trust, Liquid Assets Portfolio, Institutional Class(4)	0.020%	22,368,555	22,368,555

Total Investments Purchased with Cash Collateral From Securities Loaned			$22,368,555
(Cost $22,368,555)

See Notes to Financial Statements.

12

Total Investments - 127.90%	$485,264,474
(Cost $457,700,631)

Other Liabilities Less Other Assets - (5.16)%	(19,563,966)

Leverage Facility - (22.74)%(5)	(86,287,477)
Total Net Assets - 100.00%	$379,413,031

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage._The aggregate market value of the collateralized securities totals $205,850,242 as of May 31, 2011.
(2)	Non-Income Producing Security.
(3)	All or a portion of the security is on loan as of May 31, 2011.
(4)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 7)
(5)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 under Notes to Financial Statements).

(6)

Security is not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration with accordance to Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”.

Common Abbreviations:

ADR	American depositary receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
LP	Limited Partnership.
Ltd.	Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MAY 31, 2011 (unaudited)

(Expressed in U.S. Dollars)

ASSETS:
Investments,* at value (Cost $457,700,631)	$485,264,474
Foreign currency, at value (Cost $1,792,004)	1,929,506
Dividends receivable	1,797,020
Tax reclaim receivable	390,137
Securities lending interest receivable	94,248
Other assets	16,910
Total Assets	489,492,295

LIABILITIES:
Payable for collateral upon return of securities loaned (Note 7)	22,368,555
Loans payable, at value (Cost $84,000,000) (Note 6)	86,287,477
Accrued investment advisory expense	1,110,140
Accrued administration expense	33,973
Accrued directors expense	33,300
Accrued legal expense	31,370
Accrued interest on loans payable	20,157
Other payables and accrued expenses	194,292
Total Liabilities	110,079,264
Net Assets	$379,413,031

COMPOSITION OF NET ASSETS:
Paid-in capital	$415,830,546
Accumulated net investment income	2,845,046
Accumulated net realized loss on investments	(64,721,368)
Net unrealized appreciation on investments and foreign currency translation	25,458,807
Net Assets	$379,413,031

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$21.91

*	At May 31, 2011, securities with a market value of $21,443,991, were on loan to brokers.

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2011 (unaudited)

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $801,028)	$9,383,882
Securities lending income	121,217
Interest	2,806
Total Investment Income	9,507,905

EXPENSES:
Investment advisory	2,156,265
Interest on loan	795,104
Administration	199,452
Legal	101,486
Directors	98,007
Audit & tax services	77,986
Custody	53,443
Insurance	50,449
Printing	41,943
Transfer agent	12,770
Miscellaneous	57,827
Total Expenses	3,644,732
Net Investment Income	5,863,173

Net realized gain on:
Investment securities	9,100,364
Foreign currency transactions	177,968
Net change in unrealized appreciation/depreciation on:
Investment securities	38,678,580
Translation of assets and liabilities denominated in foreign currencies	(2,543,503)
Net Realized and Unrealized Gain on Investments	45,413,409

Net Increase in Net Assets From Operations	$51,276,582

See Notes to Financial Statements.

15

Statements of Changes in Net Assets

(Expressed in U.S. Dollars)

	For the Six Month Ended May 31, 2011 (unaudited)	For the Year Ended November 30, 2010
FROM OPERATIONS:
Net investment income	$5,863,173	$9,352,453
Net realized gain/loss on:
Investment securities	9,100,364	24,411,194
Interest rate swap contract	–	(2,023,812)
Foreign currency transactions	177,968	(1,303,698)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	36,135,077	3,645,242
Net Increase in Net Assets From Operations	51,276,582	34,081,379

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(6,234,148)	(18,009,758)
Total Distributions	(6,234,148)	(18,009,758)

Net Increase in Net Assets	45,042,434	16,071,621

NET ASSETS:
Beginning of period	$334,370,597	$318,298,976
End of period*	$379,413,031	$334,370,597
*Includes Accumulated Net Investment Income of:	$2,845,046	$3,216,021

See Notes to Financial Statements.

16

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2011 (unaudited)

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$51,276,582
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(121,137,048)
Proceeds from disposition of investment securities	115,557,133
Net realized gain on investments	(9,278,332)
Proceeds from disposition of short-term investment securities	4,245,886
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(33,539,692)
Decrease in receivable for collateral for securities loaned	822,362
Decrease in payable for investment securities purchased	(4,017,443)
Decrease in payable upon return of securities loaned	(822,362)
Decrease in receivable for investment securities sold	3,270,990
Increase in dividends receivable	(1,313,861)
Decrease in tax reclaim receivable	113,514
Decrease in securities lending interest receivable	2,415
Decrease in other assets	50,447
Decrease in accrued interest on loan payable	(17,350)
Increase in accrued investment advisory expense	63,543
Decrease in accrued legal expense	(7,738)
Increase in accrued administration expense	1,096
Decrease in accrued directors expense	(5,990)
Decrease in other payables and accrued expenses	(6,952)
Net Cash Provided by Operating Activities	5,257,200

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(6,234,148)
Net Cash Used in Financing Activities	(6,234,148)

Effect of exchange rates on cash	(2,365,535)
Net decrease in cash	(3,342,483)
Cash and foreign currency, beginning balance	$5,271,989
Cash and foreign currency, ending balance	$1,929,506

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$777,754

See Notes to Financial Statements.

17

Financial Highlights

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2011 (unaudited)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.31
Income from investment operations:
Net investment income	0.33
Net realized and unrealized gain/loss on investments	2.63
Total from Investment Operations	2.96

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.36)
Net realized gains on investments	–
Total Distributions	(0.36)

Net asset value - end of period	$21.91
Market Price - end of period	$18.75

Total Investment Return - Net Asset Value(1)	15.75%
Total Investment Return - Market Price(1)	16.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$379,413
Ratios to average net assets attributable to common shareholders:
Expenses(2)	2.02	%(3)
Expenses excluding interest expense	1.58	%(3)
Net investment income	3.25	%(3)
Portfolio turnover rate	26%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$86,287
Asset Coverage Ratio to Total Assets(4)	540%

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(2)

For the six months ended May 31, 2011 and the years ended November 30, 2010, 2009, 2008, 2007 and 2006, the annualized ratios to Total Assets were 1.64%, 1.72%, 2.00%, 2.33%, 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(3)	Annualized.
(4)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6 Under Notes to Financial Statements).

See Notes to Financial Statements.

18

	For the Years Ended November 30,

2010	2009	2008	2007	2006

$18.38	$14.31	$35.35	$28.81	$22.93

0.54	0.69	1.40	1.30	1.29
1.43	4.11	(16.86)	7.34	6.14
1.97	4.80	(15.46)	8.64	7.43

(1.04)	(0.73)	(1.60)	(2.10)	(1.55)
–	–	(3.98)	–	–
(1.04)	(0.73)	(5.58)	(2.10)	(1.55)

$19.31	$18.38	$14.31	$35.35	$28.81
$16.44	$14.99	$10.18	$31.45	$26.87

12.05%	36.18%	(50.69%)	31.51%	34.43%
16.98%	56.12%	(60.57%)	25.45%	38.95%

$334,371	$318,299	$247,759	$604,702	$489,844

2.19%	2.63%	3.14%	3.12%	3.57%
1.69%	1.76%	1.69%	1.54%	1.69%
2.89%	4.56%	5.42%	3.95%	5.15%
85%	71%	34%	41%	26%

$83,692	$82,000	$90,000	$150,000	$150,000
500%	488%	375%	503%	427%

19

Notes to Financial Statements

MAY 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Capital Investment Management LLC (“MCIM” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less .

Restricted Cash: As of May 31, 2011, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below,

20

at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive

Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee which

21

Notes to Financial Statements

MAY 31, 2011 (unaudited)

shall be composed of at least five voting members designated by the Fund or the Manager, each of whom are officers of the Fund or representatives of the Manager. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: President, Chief Financial Officer/Treasurer, or Head Portfolio Manager. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer;

•	the fundamental business data relating to the issuer;

•	an evaluation of the forces that influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer;

•	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and
•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Fair Value Measurements: In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (“Fair Value Statement” or “ASC 820.10.5,” formerly FAS 157) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on December 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Fund’s investments.

In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

22

would use in pricing the asset or liability that are developed based on the best information available.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund’s investments carried at value:

Investments in	Valuation Inputs
Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$439,528,210	$–	$–	$439,528,210
Master Limited Partnerships	20,211,755	–	–	20,211,755
Short-Term Investments	–	3,155,954	–	3,155,954
Investments Purchased with Cash Collateral from Securities Loaned	–	22,368,555	–	22,368,555
Total	$459,739,965	$25,524,509	$–	$485,264,474

*	For detailed country descriptions, see accompanying Schedule of Investments. For the six months ended May 31, 2011, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

23

Notes to Financial Statements

MAY 31, 2011 (unaudited)

In January 2010, the FASB issued Auditing Standards Update (ASU) No. 2010-06, Improving Disclosures About Fair Value Measurements. ASU No. 2010-06 amended FASB Accounting Standards Codification (ASC) 820-10, Fair Value Measurements and Disclosures (“FASB ASC 820”) to require new disclosures with regards to significant transfers into and out of Levels 1 and 2. ASU No. 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009. The adoption on January 1, 2010, of the additional disclosure requirements of ASU No. 2010-06 did not materially impact the Fund’s financial statement disclosures.

At May 31, 2011, there were no non-U.S. exchange listed securities that were fair valued using IDC’s FVIS model and caused a significant movement between Level 1 and Level 2 fair value tiers.

In addition, ASU No. 2010-06 requires separate disclosures about purchases, sales, issuances, and other settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after

December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional Level 3 rollforward disclosure requirements is not expected to materially impact the Fund’s financial statement disclosures.

Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of

24

unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders:

The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Master limited partnerships, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of the Fund’s distributions.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements:

Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires the market value of the collateral to exceed payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of May 31, 2011, the Fund did not hold any repurchase agreements in its portfolio.

25

Notes to Financial Statements

MAY 31, 2011 (unaudited)

2. Income Taxes

The Fund adopted the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25,” formerly FIN 48) on December 1, 2007. The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2005-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions:

Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2010 and 2009, respectively, were as follows:

Distributions paid from:

	2010	2009
Ordinary income	$18,009,758	$12,641,464
Total	$18,009,758	$12,641,464

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States.

At November 30, 2010, the Fund had available for tax purposes unused capital loss carryover of $76,814,894, expiring November 30, 2017.

During the period ended November 30, 2010, the Fund utilized $13,607,463 of capital loss carryover.

26

As of November 30, 2010, deferred post-October losses were as follows:

Currency	$264,004

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$4,711,306
Accumulated capital loss	(76,814,894)
Unrealized depreciation	(5,688,946)
Cumulative effect of other timing differences	(3,667,415)
Total	$(81,459,949)

As of May 31, 2011, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$50,241,775
Gross depreciation on investments (excess of tax cost over value)	(19,924,802)
Net unrealized appreciation	30,316,973
Total cost for federal income tax purposes	$454,947,501

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of master limited partnerships and wash sale deferrals. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

3. Capital Transactions

	For The Six Months Ended May 31, 2011	For The Year Ended November 30, 2010
Common Shares Outstanding-beginning of period	17,317,074	17,317,074
Common shares outstanding-end of period	17,317,074	17,317,074

27

Notes to Financial Statements

MAY 31, 2011 (unaudited)

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the six months ended May 31, 2011, aggregated $121,137,048 and $115,557,133, respectively.

Purchases and sales of U.S. government securities, for the six months ended May 31, 2011 were $0 and $0, respectively.

5. Investment Advisory and Management Agreement

On July 20, 2010 the Board of Directors approved the renewal of the Investment Management Agreement with MCIM, pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total

Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

Brokerage Commissions: The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the investment advisor. The commissions paid to the affiliated firm totaled $4,114 for the six months ended May 31, 2011.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At May 31, 2011 the Fund maintained an asset coverage of 540%. The Agreement was amended on July 23, 2010 to allow the Fund to borrow an additional €20 million. As of May 31, 2011 the Fund had $59,808,085 and €18,400,000 in leverage outstanding under the BNP Paribas Facility. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. As of May 31, 2011 the market value of the securities

28

pledged as collateral for the BNP Paribas Facility totaled $205,850,242.

The Fund pays interest monthly on the outstanding amounts under the BNP Paribas Facility at the rate of 100 bps per annum above 3-month LIBOR for the U.S. Dollar line and 100 bps per annum above the 3-month EURIBOR for the Euro line. The interest payable on the U.S. Dollar line and Euro line is due monthly. On May 15, 2011 the Agreement was amended to include a Financing Cap Rate of 200 bps for the U.S. Dollar line and 350 bps for the Euro line for the period from March 16, 2011 through March 16, 2012 (the “Cap Period”). To the extent that average daily balances fall below $75,000,000 during the Cap Period, the Fund may incur Minimum Usage Fees of 15 bps on the amount by which the average daily balances fall below the Maximum Commitment Financing. In the event that the amount of the Maximum Commitment Financing is reduced during the Cap Period, the Fund may incur Breakage Fees of 15 bps on the amount by which the Maximum Commitment Financing has been reduced. Current Maximum Commitment Financing is $100,00,000 on the U.S. Dollar line and €20,000,000 on Euro line.

As of May 31, 2011 the accrued interest on the outstanding borrowing by the Fund was $20,157. The daily average amounts outstanding under BNP Paribas Facility were $59,808,085 with an average rate on the borrowing of

1.29% for U.S. Dollar for the six months ended May 31, 2011, and €18,400,000, with the average rate on borrowing of 2.18% for the six months ended May 31, 2011. The Fund also incurs a commitment fee of 50 bps for the amount of commitment available in excess of the outstanding loan. The unused amounts under the BNP Paribas Facility were $40,191,915 for the U.S. Dollar, and €1,600,000 for the Euro, as of the six months ended at May 31, 2011. The note payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line of the BNP Paribas Facility.

7. Lending of Portfolio Securities

The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover

29

Notes to Financial Statements

MAY 31, 2011 (unaudited)

the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Invesco Short-Term Investment Trust. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of May 31, 2011, the Fund had securities on loan valued at $ 21,443,991 and received cash collateral with a value of $ 22,368,555.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

30

11. Subsequent Events

Distributions: On June 9, 2011 the Board of Directors approved a regular quarterly distribution of

$0.18 per common share. The distribution was paid on June 30, 2011 to shareholders of record on June 23, 2011.

Investment Advisory and Management Agreement:

On July 19, 2011, the Board of Directors approved the renewal of the investment advisory and management agreement with MCIM.

Directors: On June 23, 2011, Brad Frishberg was elected as a Class III interested Director of the Fund for a three-year term and Chris La Victoire Mahai was re-elected as Class III non-interested Director of the Fund for a three-year term.

No other subsequent events have come to our attention that merit disclosure in the Notes to Financial Statements.

31

Additional Information

MAY 31, 2011 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common

32

Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 358016, Pittsburgh, PA 15252, Transfer Agent Services, 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

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Additional Information

MAY 31, 2011 (unaudited)

Shareholder Meeting

On June 23, 2011, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to elect two directors of the Fund. The results of the proposal are as follows:

Proposal 1: to Elect two (2) Class III Directors of the Fund:

Brad Frishberg
For	93.439%
Withheld	6.561%

Chris LaVictoire Mahai
For	89.582%
Withheld	10.418%

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

As required, on June 29, 2011, the Fund submitted to the NYSE the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Commission on Form N-CSR and Form N-Q.

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Directors & Officers

MAY 31, 2011 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Gordon A. Baird*, 42	Director	Since July 22, 2005 Term expires 2012.

Thomas W. Hunersen*, 53	Director	Since July 12, 2005 Term expires 2013.

Chris LaVictoire Mahai*, 55	Director	Since July 12, 2005 Term expires 2014.

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Brad Frishberg, 44 125 West 55th Street New York, NY 10019	Director	Since – January 18, 2011 Term expires 2014.

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
*	Member of the Audit Committee

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Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Baird is an advisor to Thomas H. Lee Partners L.P. (a Boston-based private equity firm) and had been Chief Executive Officer and member of the Board of Directors of Paramax Capital Partners LLC, 2003 –2011.	1	None

Mr. Hunersen is Group Executive – Corporate Development at Anglo Irish Bank Corporation (state- owned bank based in Ireland), Dublin, Republic of Ireland. Previously, he managed CKW Associates, Inc. (investment and consulting company), 2006 – 2009; Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland (commercial Irish bank), Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc. (computer game company), Natick, Massachusetts, 2001 – 2003; and Executive Vice President, General Manager and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.

	1	None
Ms. Mahai has been Owner/Managing Member/ Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 to 2008.	1	None

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Directors & Officers

MAY 31, 2011 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(2) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Brad Frishberg, 44 125 West 55th Street New York, NY 10019	Chief Executive Officer	Since May 31, 2010
Richard Butt, 54 125 West 55th Street New York, NY 10019	Chief Financial Officer, Treasurer and Secretary	From October 19, 2006 through January 31, 2011
Meredith Meyer, 38 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since February 1, 2011
Brett Byrd, 43 555 South Flower St., Suite 3300 Los Angeles, CA 90017	Chief Compliance Officer	From April 20, 2010 through February 14, 2011
James Blake, 48 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since February 14, 2011
John H. Kim, 40 125 West 55th Street New York, NY 10019	Chief Legal Officer and Secretary	Since February 1, 2011

(2)	Each officer serves an indefinite term.

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Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 to 2008.

Mr. Butt was Director and Chairman, Macquarie Capital Investment Management LLC, September 2006 – January 2011; and President, Macquarie Capital Investment Management LLC, December 2006 – January 2011. Previously, he was Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 – February 2008; President Refco Fund Holdings, LLC, November 2003 – August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 – November 2003; President, Refco Alternative Investments, LLC, November 2003 – August 2006; and President, Refco Commodity Management, Inc., September 2005 – August 2006.

Ms. Meyer has been a Vice President of Macquarie Funds Group since June 2009 and served as Manager of Macquarie Funds Group from 2007 to 2009. She also has served as the Chief Operating Officer of Macquarie Capital Investment Management, LLC since 2009. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

Mr. Byrd was Associate Director, Macquarie Funds Group, October 2008 – February 2011; Chief Compliance Officer, Macquarie Capital Investment Management LLC, April 2010 – February 2011; Chief Compliance Officer, Macquarie Funds Management (USA) Inc., April 2010 – February 2011, Chief Compliance Officer, Four Corners Capital Management, LLC (investment management firm), September 2004 – February 2011; and Chief Compliance Officer, Macquarie Allegiance Capital, LLC (investment management firm), January 2009 – February 2011. Previously, he was Chief Compliance Officer, Four Corners – Meyerhoff Investment Management, LLC (fund of hedge fund manager), April 2006 – December 2007.

Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001– January 2011).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – Present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

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Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

MGU Proxy Voting Procedures

MCIM is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines.

c) MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a RiskMetrics recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with RiskMetrics’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the RiskMetrics recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to RiskMetrics’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	August 1, 2011

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	August 1, 2011